UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2012

IDLE MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156069	26-2818699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 Centre Avenue, Leesport, PA	19533
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 671-2241

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2012, the Registrant renewed the Employment Agreement of Mr. Raphael Haddock, wherein Mr. Haddock agreed to continue to serve as the Registrant’s Chief Operating Officer. The term of the agreement is for one year commencing on January 17, 2012 and will expire on January 17, 2013. The Registrant agreed to compensate Mr. Haddock with a base salary of $195,000 for the term of the agreement in bi-weekly increments of $7,500. A copy of the Employment Agreement is attached hereto as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Employment Agreement of Raphael Haddock, COO – Dated January 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IDLE MEDIA, INC.

By: /S/ Craig DeFranco
Craig DeFranco, Chief Financial Officer

Date: January 19, 2012